INVESTOR PRESENTATION February 2018

These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward- looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. Forward-looking Statements 2

Materion Company Profile 3 Company Overview Value-added (VA) Sales • Materion is an integrated producer of high- performance advanced engineered materials - Maintains a leading market position for niche products across multiple end markets - Strong positions in growing markets with high barriers to entry - Only global vertically integrated producer of beryllium (Be) and Be alloys • New CEO hired in March 2017 with focus on building performance excellence in four main areas: operational, commercial, innovation, and inorganic growth • 2017 financial highlights - Year-over-year (YOY) and sequential VA sales and adjusted OP growth for all four quarters - Six consecutive quarters of YOY VA sales growth - Completed Heraeus acquisition, expanding global footprint - Executed new long-term Be hydroxide supply contract - Posted adjusted earnings per share of $1.72, exceeding guidance and 30% higher vs. 2016 $617 $600 $678 0% 2% 4% 6% 8% 10% 12% $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 Value-added Sales1 (millions) 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail. 30% 15% 17% 8% 9% 5% 7% 9% Telecom Infrastructure Automotive Electronics Defense Industrial Components Medical Other Consumer Electronics Energy 54% 33% 13% Performance Alloys & Composites Precision Coatings Advanced Materials VA Sales 1 by End Market VA Sales 1 by Segment Adjusted Operating Profit Margin1

Key Facts 4 Share Statistics as of 12/31/2017 2017 Financial Information Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate Adjusted EPS1 Adjusted EBITDA1 Debt-to-capitalization1 Operating cash flow Revenues Value-added sales1 $1.72 $89M <1% $68M $1,140M $678M ~1% Trading Symbol MTRN Stock Price $48.60 Shares O/S 20M 52 wk Range $31.57 - $51.55 3 Mo Avg Vol 105,090 Market Cap $973M Enterprise Value $935M 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail. Dividend yield $25 $30 $35 $40 $45 $50 $55 MTRN Share Price Performance 2017

Performance Alloys and Composites (PAC) 5 48% 12% 11% 17% 8% 4% Clad Strip ToughMet CuBe Be - Alloys Be – High Purity 53% 26% 20% 1% Europe United States Rest of World Asia 21% 21% 20% 14% 9% 7% 6% 2% Telecom Infrastructure Automotive Electronics Defense Industrial Components Medical Other Consumer Electronics Energy 339.9 358.5 335.1 332.0 363.5 0% 2% 4% 6% 8% 10% 12% 14% $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 Product Mix1 Geographic Mix1 Value-added Sales by Market1 New product development • New proprietary non-Be alloys with improved durability & weight-to-strength ratio • New heat dissipating clad material • Improving customer yields with “near net shape” products New application development • Clad material serving the renewable energy market • Precision rolling to thinner strips opening new application opportunities • ToughMet couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion Beryllium market • World’s only fully integrated producer • Minimum of 75 years of proven mine reserves in Delta, Utah • Primary Be competitor is consuming stockpiled ore Growth Drivers Value-added Sales O P % o f V A Sa le s V A S al es ($ m ill io n s) Hydroxide 1 Reflects 2017 mix by market, geography, and product

59% 24% 17% <1% 168.6 181.0 182.8 176.3 228.0 0% 5% 10% 15% 20% 25% 30% 35% $100 $120 $140 $160 $180 $200 $220 $240 2013 2014 2015 2016 2017 Advanced Materials 54% 19% 17% 10% Services Packaging Targets Chemicals Europe United States Rest of World Asia 49% 17% 8% 13% 5% 3% 5% Telecom Infrastructure Defense Other Medical Consumer Electronics Industrial Components Energy Product Mix1 Geographic Mix1 Value-added Sales by Market1 Growth Drivers Value-added Sales O P % o f V A Sa le s V A S al es ($ m ill io n s) 1 Reflects 2017 mix by market, geography, and product Semiconductor • $400B market with strong growth outlook driven by macro consumer electronics and IoT trends • Continue to expand organically in core PVD and packaging applications • Expand into new technologies and chemistries Application development and R&D • Invest in application development laboratories • Invest in additional innovation-based R&D capabilities to meet market demand for quick turn prototypes Develop functional areas that require attention to support growth • Improve sales focus on high value customers by improving web- based solutions for small customers • Reduce R&D cycle time to match the industry 6

104.2 102.4 101.8 97.7 90.7 0% 4% 8% 12% 16% 20% 24% $60 $70 $80 $90 $100 $110 $120 2013 2014 2015 2016 2017 Precision Coatings 7 36% 45% 19% Blood Glucose Test Strips Projection Display Components Optical Filters & Arrays 69% 15% 15% 1% Europe United States Rest of World Asia 45% 20% 17% 9% 7% 2% Automotive Electronics Defense Other Medical Consumer Electronics Industrial Components Product Mix1 Geographic Mix1 Value-added Sales by Market1 Growth Drivers Value-added Sales O P % o f V A Sa le s V A S al es ($ m ill io n s) 1 Reflects 2017 mix by market, geography, and product New product development • Novel electrode alloys • Wafer level thermal imaging coatings • Enhanced phosphor wheels New market development • New applications for medical sensing films • Growing demand for optical filters in consumer electronics and automotive sensors Expanded product and service offerings • Gettering capabilities for wafer level processing • Laser patterning • Precision film slitting & sheeting • Expand array product line

Consistently Deliver Profitable Growth 8 Deliver sustained growth of double-digit EPS CAGR 143.9 153.9 157.0 145.1 149.0 176.1 171.4 181.2 Q1 Q2 Q3 Q4 2016 2017 7.5 8.1 12.2 7.2 7.7 11.7 13.0 13.6 Q1 Q2 Q3 Q4 2016 2017 VA Sales Operating Profit

Well-positioned with Leading Global Product Offering

MATERION

	Product	External Segment	2017 % of Value-added Sales	Expected Annual Growth Next 3-5 Years
	Leading supplier of beryllium-containing products	Performance Alloys & Composites	~39%	↑
	Leading supplier of high-purity precious metal for physical vapor deposition (PVD) market	Advanced Materials	~24%	↑
	Leading supplier of high-end optical coatings	Precision Coatings	~9%	↑
	Only supplier of unique copper-nickel-tin materials, ToughMet®	Performance Alloys & Composites	~9%	↑↑

↑ Single digit growth ↑↑ Double digit growth

9

Global Megatrends Play to Our Strengths 10 Key Trends • Miniaturization of electronics/IoT • Additional electronic instruments for autos, aircraft • Expanding high performance optical device opportunities • Innovation in medical diagnostics and sensors • Extraction of oil and gas from previously inaccessible locations • Alternative energy • New aircraft builds and retrofits • Advancements in lighting (LED) Characteristics of our Materials Conductivity Corrosion resistance Weight savings (lighter) Purity Wavelength management Thermal management Lubricity Reliability Durability Miniaturization Strength

Market 2017 % of Value-added Sales Key Drivers Consumer Electronics 30% • Smart device growth • Sensing devices • Internet of Things (IoT) Industrial Components 15% • Heavy equipment builds • Plastic tooling • Fire protection (R and C construction) Medical 9% • Blood analysis test coating for medical diagnosis • Nuclear diagnostics equipment Defense 9% • Precision-guided munitions • Structural and electronic components for satellites, combat vehicles, and military aircraft Automotive Electronics 8% • Electronic systems and engine control • Increasing emissions standards Energy 7% • Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices Telecom Infrastructure 5% • 4G completion/5G rollout • Undersea repeater housings Well-diversified Market Penetration 11 Total 83%

Innovation Leading to Organic Growth

MATERION

New Product Value-added Sales as % of Total



New Product Value-added Sales Grow at a 13% CAGR[1]
9.7%
11.2%
11.6%
14.1%
16.0%
2013
2014
2015
2016
2017

1 CAGR calculated from 2013 – 2017

Noteworthy New Products Offerings

Phosphor Wheel

- Provides high brightness, longer life
- Offers low noise characteristics, individual precision balancing, and stable colors



Aluminum/Scandium Targets

- New mobile applications in MEMs devices, including speakers in phone
- Offers superior performance to alternative materials



*e*Stainless®

- Thermally conductive replacement for conventional stainless steels
- Manages higher heat of today's processing technology



ToughMet® Bushings

- Copper-nickel-tin alloy that resists mechanical wear, thread damage, corrosion, and erosion
- Minimizes weight & maintenance cost



12

PAC Recovery Plan/Opportunity 13 $33.3 $23.6 $9.2 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 m ill io n s PAC Operating Profit $33.3 $9.2 $10.8 $9.2 $4.1 $0 $5 $10 $15 $20 $25 $30 $35 2014 Oil & Gas Fx Price/Mix/ Volume/ Mfg Efficiency 2016 m ill io n s 1 How did we get here? 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail. $33.3 $23.6 $9.2 $22.1 $0 $5 $10 $15 $20 $25 $30 $35 2014 2015 2016 2017 m ill io n s PAC Operating Profit1 1. Reduce cost footprint and move to a more variable cost structure 2. Improve product portfolio mix and profitability through pricing and manufacturing process changes 3. Leverage beryllium market supply opportunity Expect to return to historical profitability levels by end of 2018 (high single digit operating margins) Recovery Plan 2014 – 2016 Bridge

2016 2018 (F) <25% 28% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2013 2014 2015 2016 2017 Cash Flow from Operations ($ in millions) Free Cash Flow Capital Expenditures Cash Flow and Working Capital Efficiency Focus 14 Improve Working Capital3 Efficiency Working capital % of net sales 1 Free Cash Flow calculated as cash flow from operations less capital expenditures 2 Capital Expenditures includes mine development costs 3 Working capital is calculated as accounts receivable plus inventory less accounts payable $0 $0.10 $0.20 $0.30 $0.40 $0.50 2012 2013 2014 2015 2016 2017 Dividends per share $75.9 $60.3 $91.0 $68.2 1 2 $67.8

Disciplined Capital Deployment Going Forward 15 Return Cash to Shareholders • Share repurchase - $50M authorization ($16M remaining) • Dividends – increased 5% in 2017 Capex Below Depreciation • Invest in facilities • Invest in new products Growth • Organic • Selective acquisitions 35% Debt & Shareholder 65% Growth

► Consistently delivering profitable growth ► Four consecutive quarters of year-over-year VA sales and OP growth ► PAC profitability improvement plan on track ► Sequential operating profit margin improvement last 3 quarters ► Q4 2017 adjusted operating profit margin highest level in 2.5 years ► Global megatrends drive future growth opportunities ► Smaller, faster, more powerful, increased performance ► Strong cash flow and balance sheet ► Ended 2017 in a net cash position of $38M with average operating cash flows of ~$75M over the last 3 years Materion Investment Thesis 16

►Full-year guidance ► Adjusted EPS of $1.95 - $2.10 ► Capex ~ $30M - $35M ► Mine development capital expenditures $5M - $10M ► Depreciation and amortization expense of ~$40M ► Effective tax rate excluding special items 16% – 18% 2018 Forecasted Financial Guidance 17

Appendix

Consumer Electronics 30% Industrial Components 15% Medical 9% Defense 9% Automotive Electronics 8% Energy 7% Telecom Infrastructure 5% 0 82% Performance Alloys and Composites 54% Advanced Materials 33% Precision Coatings 13% Materion: Making Advanced Materials That Improve the World % of Value-added Sales 2017 A-2

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Chemical Plant Hydroxide Whiting Arc Furnace Pebble Plant CuBe Master VCB1 / Be Powder CuBe Alloy Products High-Purity Be Products Strip/Bulk Manufacturing Be Manufacturing Competitor B Competitor A 1 Vacuum Cast Billet A-4

Heraeus – Augmentation through M&A Acquisition Description ► Acquisition of high-performance target materials business of Heraeus Group ► Provides broader market, technology, and geographic diversification ► Precious and non-precious metal targets for architectural and automotive glass, electronic display, photovoltaic, and semiconductor markets ► Facilities in Germany, Taiwan, and United States Transaction Considerations ► $30 million purchase price (cash + assumed liabilities) ► Inclusive of assumed pension liability and estimated non-recurring deal, carve-out, and integration costs – represents a ~6.5x EBITDA multiple1 Forecasted Financial Impact ► Annualized value-added sales of $40 – $50 million ► EPS accretive in year one, excluding special one-time costs ► Operating margins - mid single digits prior to synergies ► Significant synergy opportunity both commercial and operational ► Forecasted > 15% IRR 1 Based on 2016 EBITDA A-5

Financial Information

Reconciliation for Value-added Sales A-7 $ in millions Value-added sales is a non-GAAP measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included herein. 2017 2016 2015 2014 2013 2012 Net Sales Performance Alloys and Composites 429.5$ 387.5$ 394.8$ 433.3$ 422.9$ 424.4$ Advanced Materials 590.8 437.2 482.3 547.3 592.0 694.8 Precision Coatings 119.2 144.5 148.4 147.7 152.3 153.0 Other - - (0.2) (1.4) (0.3) 0.9 Total 1,139.5$ 969.2$ 1,025.3$ 1,126.9$ 1,166.9$ 1,273.1$ Less: pass-through metal costs Performance Alloys and Composites 66.0$ 55.5$ 59.7$ 74.8$ 83.0$ 87.4$ Advanced Materials 362.8 260.9 299.5 366.3 423.4 522.7 Precision Coatings 28.5 46.8 46.6 45.3 48.0 46.7 Other 4.5 6.1 2.3 3.4 3.3 0.7 Total 461.8$ 369.3$ 408.1$ 489.8$ 557.8$ 657.5$ Value-added sales Performance Alloys and Composites 363.5$ 332.0$ 335.1$ 358.5$ 339.9$ 337.0$ Advanced Materials 228.0 176.3 182.8 181.0 168.6 172.1 Precision Coatings 90.7 97.7 101.8 102.4 104.2 106.4 Other (4.5) (6.1) (2.5) (4.8) (3.6) 0.1 Total 677.7$ 599.9$ 617.2$ 637.1$ 609.1$ 615.6$

Reconciliation for Adjusted EPS

MATERION

In millions, except per share amounts

	2017	2016	2015	2014	2013	2012
GAAP As Reported						
Operating Profit	$ 38.6	$ 27.1	$ 45.3	$ 57.6	$ 27.6	$ 36.2
Net Income	11.5	25.7	32.2	42.1	20.2	24.3
Weighted average diluted shares outstanding	20.415	20.213	20.402	20.852	20.943	20.740
EPS - Diluted	0.56	1.27	1.58	2.02	0.97	1.17
Operating Profit Special Items						
Cost reductions	$ 0.7	$ 2.6	$ 1.9	$ (1.6)	$ 4.9	$ -
Legacy legal & environmental costs (benefits)	0.5	1.4	(1.4)	(6.9)	-	7.4
CEO transition	4.1	-	-	-	-	-
Acquisition costs	2.1	3.9	-	-	-	-
Total operating profit special items	$ 7.4	$ 7.9	$ 0.5	$ (8.5)	$ 4.9	$ 7.4
Operating Profit Special Items - net of tax	$ 4.8	$ 5.1	$ 0.3	$ (5.6)	$ 3.4	$ 4.8
Tax Special Item	$ 18.9	$ (4.2)	$ 0.2	$ (1.8)	$ -	$ -
Non-GAAP Measures - Adjusted Profitability						
Operating Profit	$ 46.0	$ 35.0	$ 45.8	$ 49.1	$ 32.5	$ 43.6
Net Income	35.2	26.6	32.7	34.7	23.6	29.1
EPS - Diluted	1.72	1.32	1.60	1.67	1.13	1.40

As detailed in the above reconciliation, we have adjusted the results for certain special items, such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, merger and acquisition costs, and certain income tax items from the applicable GAAP measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing operations. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

A-8

Other Non-GAAP Items

$ in millions

		2017		2016		2015		2014		2013
Operating Profit	$	38.6	$	27.1	$	45.3	$	57.6	$	27.6
Special Items		7.4		7.9		0.5		(8.5)		4.9
Adjusted Operating Profit	$	46.0	$	35.0	$	45.8	$	49.1	$	32.5
Depreciation, depletion, and amortization		42.8		45.6		37.8		42.7		41.6
Adjusted EBITDA	**$**	**88.8**	**$**	**80.6**	**$**	**83.6**	**$**	**91.8**	**$**	**74.1**
Total Debt	$	3.8	$	4.6	$	13.6	$	24.3	$	64.8
Less: Cash & Cash Equivalents		41.8		31.5		24.2		13.1		22.8
Net Debt (Cash)	$	(38.0)	$	(26.9)	$	(10.6)	$	11.2	$	42.0
Total Shareholders' Equity	$	495.0	$	494.1	$	483.0	$	459.0	$	464.4
Debt-to-Capitalization		**1%**		**1%**		**3%**		**5%**		**13%**

Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items such as cost reduction initiatives (i.e., asset impairment charges and severance), legacy legal and environmental costs, CEO transition costs, merger and acquisition costs, and certain income tax items to our operating profit. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing operations.

Debt-to-capitalization is our total debt divided by net debt plus shareholders' equity. Net debt (cash) is a non-GAAP measure calculated by subtracting cash & cash equivalents from our total outstanding debt. We are providing this information because we believe it is more indicative of our overall financial position. It is also a measure our management uses to assess financing and other decisions.

A-9

Historical Financials

MATERION

($ in millions, except per share data)	2014 Q1	2014 Q2	2014 Q3	2014 Q4	2014	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2015	2016 Q1	2016 Q2	2016 Q3	2016 Q4	2016	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2017
Sales																				
PAC	$ 97.2	$ 109.6	$ 114.2	$ 112.3	$ 433.3	$ 103.3	$ 107.7	$ 93.6	$ 90.3	$ 394.8	$ 90.6	$ 97.7	$ 103.7	$ 95.5	$ 387.5	$ 92.6	$ 108.5	$ 109.4	$ 119.0	$ 429.5
AM	129.3	145.0	137.6	135.3	547.3	149.9	131.4	113.6	87.4	482.3	108.1	113.6	107.2	108.3	437.2	114.7	157.1	157.8	161.2	590.8
PC	33.9	34.1	39.9	39.7	147.7	36.6	38.3	37.2	36.4	148.4	36.8	38.5	38.7	30.5	144.5	33.4	30.2	27.1	28.5	119.2
Other	(1.5)	(0.7)	(0.1)	1.1	(1.4)	0.2	(0.5)	-	-	(0.2)	-	-	-	-	-	-	-	-	-	-
Consolidated MTRN	258.9	288.0	291.6	288.4	1,126.9	290.0	276.9	244.4	214.0	1,025.3	235.5	249.8	249.6	234.3	969.2	240.7	295.8	294.3	308.7	1,139.5
VA																				
PAC	80.0	89.9	94.7	93.9	358.5	85.6	91.5	79.6	78.4	335.1	78.2	83.4	87.2	83.2	332.0	79.2	92.7	90.6	101.0	363.5
AM	41.7	45.0	46.1	48.3	181.0	51.7	46.7	44.5	39.8	182.8	42.1	47.0	46.0	41.2	176.3	47.3	62.0	60.4	58.3	228.0
PC	23.9	24.9	27.0	26.5	102.4	24.6	25.2	25.7	26.4	101.8	24.6	25.1	25.8	22.2	97.7	23.3	22.6	21.9	22.9	90.7
Other	(0.7)	(0.2)	(2.2)	(1.7)	(4.8)	0.7	(1.0)	(1.0)	(1.2)	(2.5)	(1.0)	(1.6)	(2.0)	(1.5)	(6.1)	(0.8)	(1.2)	(1.5)	(1.0)	(4.5)
Consolidated MTRN	144.9	159.6	165.6	167.0	637.1	162.6	162.4	148.8	143.4	617.2	143.9	153.9	157.0	145.1	599.9	149.0	176.1	171.4	181.2	677.7
Gross Margin																				
PAC	22.7	24.6	26.8	26.8	100.9	23.1	25.5	18.0	17.9	84.6	17.7	16.3	20.6	19.0	73.6	16.3	22.8	23.6	27.0	89.7
AM	16.1	17.6	19.3	20.6	73.6	20.7	18.8	17.1	15.5	72.1	15.8	19.1	20.0	16.7	71.6	18.4	23.3	24.4	22.4	88.5
PC	7.1	7.7	9.0	9.6	33.3	8.3	7.5	9.2	9.1	34.1	10.0	9.5	10.7	7.6	37.8	8.3	8.9	7.4	9.1	33.7
Other	(0.4)	(0.1)	(0.3)	(1.1)	(1.9)	0.3	(0.5)	(0.3)	0.6	-	(0.1)	0.4	(0.5)	0.8	0.5	-	(0.4)	(0.2)	0.2	(0.4)
Consolidated MTRN	45.5	49.8	54.8	55.8	205.9	52.4	51.3	44.0	43.1	190.8	43.4	45.3	50.8	44.1	183.5	43.0	54.5	55.2	58.7	211.5
Gross Margin as a % of VA																				
PAC	28%	27%	28%	29%	28%	27%	28%	23%	23%	25%	23%	20%	24%	23%	22%	21%	25%	26%	27%	25%
AM	39%	39%	42%	43%	41%	40%	40%	38%	39%	39%	38%	41%	43%	41%	41%	39%	38%	40%	38%	39%
PC	30%	31%	33%	36%	33%	34%	30%	36%	34%	33%	41%	38%	41%	34%	39%	36%	39%	34%	40%	37%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	31%	31%	33%	33%	32%	32%	32%	30%	30%	31%	30%	29%	32%	30%	31%	29%	31%	32%	32%	31%
Operating Profit[1]																				
PAC	6.2	6.3	10.8	9.9	33.3	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	0.5	6.6	0.2	5.5	6.8	9.5	22.0
AM	5.1	12.5	7.8	7.2	32.7	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	6.4	8.7	9.8	7.9	32.8
PC	4.1	0.5	2.1	2.5	9.3	1.7	0.6	2.3	3.0	7.5	4.1	2.3	3.4	1.8	11.6	2.2	2.3	1.6	2.3	8.4
Other	(3.9)	(5.4)	(3.0)	(5.2)	(17.7)	(4.2)	(4.2)	(2.9)	(2.3)	(13.6)	(3.3)	(4.0)	(5.9)	(4.2)	(17.4)	(5.4)	(6.8)	(6.6)	(5.8)	(24.6)
Consolidated MTRN	11.6	13.9	17.7	14.4	57.6	13.2	13.1	10.9	8.1	45.3	7.5	5.8	10.2	3.6	27.1	3.4	9.7	11.6	13.8	38.6
Special Items - OP																				
PAC	-	-	-	-	-	-	-	-	-	-	-	-	-	2.6	2.6	0.5	0.6	0.2	(1.3)	0.1
AM	0.4	(5.4)	-	-	(5.1)	-	-	-	-	-	-	-	-	-	-	1.0	0.3	-	-	1.3
PC	(2.6)	0.1	-	-	(2.5)	-	-	1.3	0.1	1.4	-	-	-	-	-	-	-	0.4	-	0.4
Other	0.2	1.5	(2.7)		(0.9)	(2.1)	-	0.5	0.7	(0.9)	-	2.3	2.0	1.0	5.3	2.8	1.0	0.8	1.0	5.6
Consolidated MTRN	(2.0)	(3.8)	(2.7)	-	(8.5)	(2.1)	-	1.8	0.8	0.5	-	2.3	2.0	3.6	7.9	4.3	1.9	1.4	(0.3)	7.4
Operating Profit ex Spec Items[1]																				
PAC	6.2	6.3	10.8	9.9	33.3	6.8	9.3	4.5	2.9	23.6	1.5	0.2	4.4	3.1	9.2	0.7	6.1	7.0	8.2	22.1
AM	5.5	7.1	7.8	7.2	27.6	8.9	7.4	7.0	4.5	27.8	5.2	7.3	8.3	5.5	26.3	7.4	9.0	9.8	7.9	34.1
PC	1.6	0.6	2.1	2.5	6.8	1.7	0.6	3.6	3.1	8.9	4.1	2.3	3.4	1.8	11.6	2.2	2.3	2.1	2.3	8.8
Other	(3.7)	(3.9)	(5.7)	(5.2)	(18.6)	(6.3)	(4.2)	(2.4)	(1.6)	(14.5)	(3.3)	(1.7)	(3.9)	(3.2)	(12.1)	(2.6)	(5.8)	(5.8)	(4.8)	(19.0)
Consolidated MTRN	9.7	10.1	15.0	14.4	49.1	11.1	13.1	12.7	8.9	45.8	7.5	8.1	12.2	7.2	35.0	7.7	11.6	13.1	13.6	46.0
OP ex Spec Items as a % of VA[1]																				
PAC	7.8%	7.1%	11.4%	10.5%	9.3%	7.9%	10.2%	5.7%	3.7%	7.0%	1.9%	0.2%	5.0%	3.7%	2.8%	0.9%	6.6%	7.7%	8.1%	6.1%
AM	13.2%	15.8%	16.9%	14.9%	15.2%	17.2%	15.8%	15.7%	11.3%	15.2%	12.4%	15.5%	18.0%	13.3%	14.9%	15.6%	14.5%	16.2%	13.5%	14.9%
PC	6.5%	2.4%	7.8%	9.4%	6.6%	6.9%	2.4%	14.0%	11.7%	8.7%	16.7%	9.2%	13.2%	8.1%	11.9%	9.4%	10.2%	9.5%	9.8%	9.7%
Other	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M	N/M
Consolidated MTRN	6.7%	6.4%	9.1%	8.6%	7.7%	6.8%	8.1%	8.5%	6.2%	7.4%	5.2%	5.3%	7.8%	5.0%	5.8%	5.2%	6.6%	7.6%	7.5%	6.8%

1 Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-8 for a full reconciliation of adjusted earnings.

A-10